UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2007 (March 26, 2007)

TRAVELCENTERS OF AMERICA LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33274 (Commission File Number)	20-5701514 (IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio (Address of Principal Executive Offices)	44145 (Zip Code)

440-808-9100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)  On March 26, 2007, the Audit Committee (the “Audit Committee”) of the board of directors of TravelCenters of America LLC (the “Company”) approved the dismissal of PricewaterhouseCoopers LLC (“PwC”) as the Company’s independent registered public accounting firm, effective immediately.

The Company was formed in October 2006. In connection with the acquisition and restructuring of TravelCenters of America, Inc., the Company’s predecessor (“TravelCenters”), the Company engaged PwC as its independent registered public accounting firm. The report of PwC on the Company’s consolidated balance sheet as of December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

PwC had been the independent registered public accounting firm for TravelCenters for the years ended December 31, 2006 and 2005. The reports of PwC on TravelCenters’ consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2006 and 2005 and through March 26, 2007, neither the Company nor TravelCenters had any disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on the Company’s or TravelCenters’ financial statements for such years.

During the fiscal years ended December 31, 2006 and 2005 and through March 26, 2007, there were no reportable events related to the Company or TravelCenters as defined in Item 304(a)(1)(v) of Regulation S-K, except for a material weakness related to TravelCenters’ accounting for stock based compensation expense as of September 30, 2006 that was discussed in the Risk Factors section of the Form S-1 of the Company filed with the Securities and Exchange Commission on January 26, 2007. Management of TravelCenters believes that it had remediated this material weakness as of December 31, 2006.

The Company has provided PwC with a copy of the above disclosures and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A letter from PwC, dated as of March 30, 2007 regarding its concurrence with these statements, is attached hereto as Exhibit 16.1.

(b)  On March 26, 2007, the Audit Committee of the Company voted to appoint Ernst & Young LLP (“E&Y”) as the Company’s new independent registered public accounting firm beginning with the fiscal year ending December 31, 2007.  During the fiscal years ended December 31, 2006 and 2005 and through March 26, 2007, the Company did not consult with E&Y regarding either (1) the application of accounting principles to any specific completed or proposed transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements or (3) any matters or reportable events as set forth in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby files the following exhibit:

16.1 Letter, dated March 30, 2007, by PricewaterhouseCoopers LLC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC By: /s/ John R. Hoadley
John R. Hoadley Executive Vice President and Chief Financial Officer

Dated: March 30, 2007